Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Large Cap Core Portfolio

(the “Portfolio”)

Supplement dated September 22, 2026

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2026, as supplemented and amended to date

Effective September 1, 2026, Shilpee Raina is removed as a portfolio manager of the Portfolio and David Maccarrone is added as a portfolio manager of the Portfolio.

Additionally, in the section of each Summary Prospectus entitled “Investment Adviser” and in each section of the Prospectus for the Portfolios entitled “Portfolio Summary – Investment Adviser,” the table under the heading “Portfolio Managers” is replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
David Maccarrone Managing Director and Portfolio Manager	2026
Scott Davis Managing Director and Portfolio Manager	2023

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers – J.P. Morgan Investment Management Inc. (JPMorgan),” the 5th paragraph is deleted and replaced with the following:

The SA JPMorgan Large Cap Core Portfolio is co-managed by Scott Davis and David Maccarrone, who share responsibility for the day-to-day management of the Portfolio, including final investment decisions. Mr. Davis has been employed by JPMorgan since 2006 and has served as a portfolio manager of the Portfolio since 2023. Previously, he was an analyst in the U.S. Equity Research Group. Mr. Maccarrone has over 30 years of investment experience and has been a member of the U.S. Equity team since 2010. During his tenure with JPMorgan, he has served in a number of senior investment roles, including Sector Portfolio Manager for Energy, Commodities and Basic Materials, Global Sector Head for Commodities, and Associate Director of Research. He has extensive experience with the research-driven investment process supporting the strategy through longstanding collaboration with portfolio managers and research analysts.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-LCC1 (9/26)